NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

Supplement dated October 14, 2014
to the Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

Effective October 13, 2014, the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund (the “Funds”) were reorganized into the Nationwide HighMark Short Term Bond Fund.  Accordingly, the Funds will be liquidated and will no longer offer their shares. Therefore, all references and information related to the Funds in the Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE